DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2004
AS REVISED NOVEMBER 1, 2004

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Insured Municipal Bond Fund, Inc. (the "Fund"), dated September 1, 2004, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call one of the following numbers:

Call Toll Free 1-800-645-6561
In New York City - Call 1-718-895-1206
Outside the U.S. - Call 516-794-5452

The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

DESCRIPTION OF THE FUND

The Fund is a Maryland corporation that commenced operations on June 25, 1985. The Fund is an open-end management investment company, known as a municipal bond fund. As a municipal bond fund, the Fund invests in debt bonds issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Bonds"). The Fund is a diversified fund, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

     The following information supplements and should be read in conjunction with the Fund's Prospectus.

     Municipal Bonds. As a fundamental policy, the Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the security interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately.

     The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bonds market, size of a particular offering, maturity of the obligation and rating of the issue.

Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). The Fund may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Fund's investment objective.

Insurance Feature. Normally at least 80% of the value of the Fund’s net assets is invested in Municipal Bonds that are insured as to the timely payment of principal and interest. At the time they are purchased by the Fund, the Municipal Bonds held in the Fund's portfolio that are subject to insurance will be insured as to timely payment of principal and interest under an insurance policy (i) purchased by the Fund or by a previous owner of the Municipal Bond ("Mutual Fund Insurance") or (ii) obtained by the issuer or underwriter of the Municipal Bond ("New Issue Insurance"). The insurance of principal refers to the face or par value of the Municipal Bond and is not affected by nor does it insure the price paid therefore by the Fund or the market value thereof. The value of Fund shares is not insured.

     New Issue Insurance is obtained by the issuer of the Municipal Bonds and all premiums respecting such securities are paid in advance by such issuer. Such policies are noncancelable and continue in force so long as the Municipal Bonds are outstanding and the insurer remains in business.

     Certain types of Mutual Fund Insurance obtained by the Fund are effective only so long as the Fund is in existence, the insurer remains in business and the Municipal Bonds described in the policy continue to be held by the Fund. The Fund will pay the premiums with respect to such insurance. Depending upon the terms of the policy, in the event of a sale of any Municipal Bond so insured by the Fund, the Mutual Fund Insurance may terminate as to such Municipal Bond on the date of sale and in such event the insurer may be liable only for those payments of principal and interest which then are due and owing. Other types of Mutual Fund Insurance may not have this termination feature. The Fund may purchase Municipal Bonds with this type of insurance from parties other than the issuer and the insurance would continue for the Fund's benefit.

     Typically, the insurer may not withdraw coverage on insured securities held by the Fund, nor may the insurer cancel the policy for any reason except failure to pay premiums when due. The insurer may reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional Municipal Bonds purchased by the Fund after the effective date of such notice. The Fund's Board has reserved the right to terminate the Mutual Fund Insurance policy if it determines that the benefits to the Fund of having its portfolio insured are not justified by the expense involved. See "Certain Investment Considerations and Risks--Investing in Insured Municipal Bonds" below.

     Mutual Fund Insurance and New Issue Insurance have been obtained from Financial Guaranty Insurance Company ("Financial Guaranty"), MBIA Insurance Corporation ("MBIA"), American Municipal Bond Assurance Corporation ("AMBAC") and Financial Security

Assurance, Inc. ("FSA"), although the Fund may purchase insurance from, or Municipal Bonds insured by, other insurers.

     The following information regarding these insurers has been derived from information furnished by the insurers. The Fund has not independently verified any of the information, but the Fund is not aware of facts which would render such information inaccurate.

     Financial Guaranty is a New York stock insurance company regulated by the New York State Department of Insurance and authorized to provide insurance in 50 states and the District of Columbia. Financial Guaranty is a subsidiary of FGIC Corporation, a Delaware holding company, which is a subsidiary of General Electric Capital Corporation. Financial Guaranty, in addition to providing insurance for the payment of interest on and principal of Municipal Bonds held in unit investment trust and mutual fund portfolios, provides New Issue Insurance and insurance for secondary market issues of Municipal Bonds and for portions of new and secondary market issues of Municipal Bonds. The claims-paying ability of Financial Guaranty is rated "AAA" by Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”) and "Aaa" by Moody's Investor Service, Inc. (“Moody’s” and, together with S&P and Fitch, the “Rating Agencies”).

     MBIA, formerly known as Municipal Bond Investors Assurance Corporation, is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA is domiciled in the State of New York and licensed to do business in all 50 states and the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The claims-paying ability of MBIA is rated "AAA" by S&P and Fitch and "Aaa" by Moody's.

     AMBAC is a Wisconsin-domiciled stock insurance corporation, regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Commonwealth of Puerto Rico and the Territory of Guam. AMBAC is a wholly-owned subsidiary of AMBAC Financial Group Inc., a publicly-held company. The claims-paying ability of AMBAC is rated "AAA" by S&P and Fitch and "Aaa" by Moody's.

     FSA is a separately capitalized wholly-owned subsidiary of Dexia, S.A., a European banking group. FSA is authorized to provide insurance in 50 states, the District of Columbia and three U.S. territories. The claims-paying ability of FSA is rated "AAA" by S&P and Fitch and "Aaa" by Moody's.

     The Mutual Fund Insurance policies provide for a policy period of one year which the insurer typically renews for successive annual periods at the request of the Fund for so long as the Fund is in compliance with the terms of the relevant policy. The insurance premiums are payable monthly by the Fund and are adjusted for purchases and sales of covered Municipal Bonds during the month on a daily basis. Premium rates for each issue of Municipal Bonds covered by the Mutual Fund Insurance are fixed for as long as the Fund owns the security, although similar Municipal Bonds purchased at different times may have different premiums. In addition to the payment of premiums, each Mutual Fund Insurance policy requires that the Fund notify the insurer on a daily basis as to all Municipal Bonds in the insured portfolio and permits the insurer to audit its records. The insurer cannot cancel coverage already in force with respect to Municipal Bonds owned by the Fund and covered by the Mutual Fund Insurance policy, except for nonpayment of premiums.

     Municipal Bonds are eligible for Mutual Fund Insurance if, at the time of purchase by the Fund, they are identified separately or by category in qualitative guidelines furnished by the insurer and are in compliance with the aggregate limitations set forth in such guidelines. Premium variations are based in part on the rating of the security being insured at the time the Fund purchases such security. The insurer may prospectively withdraw particular securities from the classifications of securities eligible for insurance or change the aggregate amount limitation of each issue or category of eligible Municipal Bonds but must continue to insure the full amount of such securities previously acquired so long as they remain in the Fund's portfolio. The qualitative guidelines and aggregate amount limitations established by the insurer from time to time will not necessarily be the same as the Fund or the Manager would use to govern selection of securities for the Fund's portfolio. Therefore, from time to time such guidelines and limitations may affect portfolio decisions.

     New Issue Insurance provides that in the event of a municipality's failure to make payment of principal or interest on an insured Municipal Bond, the payment will be made promptly by the insurer. There are no deductible clauses or cancellation provisions, and the tax exempt status of the securities is not affected. The premiums, whether paid by the issuing municipality or the municipal bond dealer underwriting the issue, are paid in full for the life of the Municipal Bond. The statement of insurance is attached to or printed on the instrument evidencing the Municipal Bond purchased by the Fund and becomes part of the Municipal Bond. The benefits of the insurance accompany the Municipal Bonds in any resale.

     The Fund, at its option, may purchase secondary market insurance ("Secondary Market Insurance") on any Municipal Bond purchased by the Fund. By purchasing Secondary Market Insurance, the Fund would obtain, upon payment of a single premium, insurance against nonpayment of scheduled principal and interest for the remaining term of the Municipal Bond regardless of whether the Fund then owned such security. Such insurance coverage would be non-cancelable and would continue in force so long as the security so insured is outstanding and the insurer remains in business. The purpose of acquiring Secondary Market Insurance would be to enable the Fund to sell a Municipal Bond to a third party as a high rated insured Municipal Bond at a market price greater than what otherwise might be obtainable if the security were sold without the insurance coverage.

Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.

Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

Tax Exempt Participation Interests. The Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Bond in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Bond, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bond, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.

Tender Option Bonds. The Fund may purchase tender option bonds. A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

     The Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Custodial Receipts. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds. The value of the second-class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of the Fund’s net asset value. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

Ratings of Municipal Bonds. The Fund will purchase Municipal Bonds only if rated investment grade. Municipal Bonds are considered investment grade if rated at least Baa by Moody's or at least BBB by S&P or Fitch. Municipal Bonds rated BBB by S&P and Fitch are regarded as having adequate capacity to pay principal and interest while those rated Baa by Moody's are considered medium grade bonds which lack outstanding investment characteristics and have speculative characteristics. The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest.

The average distribution of investments (at value) in Municipal Bonds by ratings for the fiscal year ended April 30, 2004, calculated on a monthly basis, was as follows:

Fitch	or	Moody’s	or	S&P	Percentage
					of Value

AAA		Aaa		AAA	98.8%
F-1		MIG 1/P-1		SP-1/A-1	__1.2%
					100.0%

Subsequent to its purchase by the Fund, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Bonds by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Bonds. To the extent that the ratings given by a Rating Agency for Municipal Bonds may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security's yield to investors. The Fund may acquire call options on specific Municipal Bonds. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Fund.

Zero Coupon, Pay-In-Kind and Step-up Securities. The Fund may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The Fund may invest in pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds. The fund may invest in step-up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “Dividends, Distributions and Taxes.”

Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Investment Companies. The Fund may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See " Lending Portfolio Securities."

Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; Bonds of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank Bonds; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Investment Techniques

The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund's use of certain of the investment techniques described below may give rise to taxable income.

Borrowing Money. The Fund is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

     Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of the assets received as collateral for the loan). The

Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

     Derivatives. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market and interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential income again. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. Examples of derivative instruments that the Fund may user include options contracts, future contracts, options on future contracts and swap transactions. The Fund’s portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

     If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     The Fund will not be a commodity pool. The Fund has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility for an exclusion from the definition of commodity pool operator and, as a registered investment company, the Fund is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures and options with respect thereto by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its Bonds relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Swap Transactions. The Fund may engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors to mitigate risk, manage duration and reduce portfolio turnover. Swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, may be individually negotiated and include exposure to a variety of different interest rates. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based upon an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Swap agreements can take many forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     In a typical interest rate lock transaction, if Party A desires to look in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Municipal Bond or U.S. Treasury security. At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index. An interest rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

     The Fund will set aside cash or permissible liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or permissible liquid assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.

The most important factor in the performance of a swap agreement is the change in the specific interest rate or other factor(s) that determine the amounts of payments due to and from the Fund. If a swap agreement called for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

The Fund will enter into swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by the Manager to present minimal credit risks. If there were a default by the other party to such transaction, the Fund would have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The Fund will enter into swap transactions only when the Manager believes it would be in the best interests of the Fund’s shareholders to do so. Depending on the circumstances, gains from a swap transaction can be treated either as taxable ordinary income or as short- or long-term capital gains.

Options--In General. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

     Future Developments. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in the Prospectus or this Statement of Additional Information.

Forward Commitments. The Fund may purchase Municipal Bonds and other securities on a forward commitment, when-issued, or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued, or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued, or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

Investing in Municipal Bonds. The Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

Investing in Insured Municipal Bonds. The insurance feature is intended to reduce financial risk, but the cost thereof and the restrictions on investments imposed by the guidelines in the insurance policy will result in a reduction in the yield on the Municipal Bonds purchased by the Fund.

Because coverage under certain Mutual Fund Insurance policies may terminate upon sale of a security from the Fund's portfolio, insurance with this termination feature should not be viewed as assisting the marketability of securities in the Fund's portfolio, whether or not the securities are in default or subject to a serious risk of default. The Manager intends to retain any Municipal Bonds subject to such insurance which are in default or, in the view of the Manager, in significant risk of default and to recommend to the Fund's Board that the Fund place a value on the insurance which will be equal to the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated Baa by Moody's or BBB by S&P or Fitch) which are not in default. To the extent the Fund holds defaulted securities subject to Mutual Fund Insurance with this termination feature, it may be limited in its ability in certain circumstances to purchase other Municipal Bonds. While a defaulted Municipal Bond is held in the Fund's portfolio, the Fund continues to pay the insurance premium thereon but also is entitled to collect interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

Simultaneous Investments. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers or the trading desks will ordinarily seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one investment company or account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions

The Fund's investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Bonds (or other investments with similar economic characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies. Investment restrictions numbered 10 through 14 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations.

2. Purchase more than 10% of the voting securities of any issuer (this restriction applies only with respect to 75% of the Fund's assets).

3. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

5. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

6. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the

Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

8. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 4, 5 and 12 may be deemed to give rise to a senior security.

9. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contacts, including those relating to indices, and options on futures contracts or indices.

10. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

11. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

12. Pledge, mortgage, hypothecate, or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 15% of its net assets would be so invested.

14. Invest in companies for the purpose of exercising control.

For the purposes of Investment Restriction No. 3, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 4, however, if borrowings exceed 33-1/3% of the value of the Fund’s total assets as a results of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

     The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits the Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.

MANAGEMENT OF THE FUND

The Fund's Board is responsible for the management and supervision of the Fund and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
Dreyfus Service Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent
The Bank of New York	Custodian

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other Board memberships and affiliations, are shown below:

Board Members of the Fund*

Name (Age)	Principal Occupation		Other Board Memberships and
Position with Fund (Since)	During Past 5 Years		Affiliations

Joseph S. DiMartino (60)	Corporate Director and		The Muscular Dystrophy
Chairman of the Board	Trustee		Association, Director
(1995)			Levcor International, Inc., an apparel
fabric processor, Director
Century Business Services, Inc., a
provider of outsourcing functions
for small and medium size
companies, Director
The Newark Group, a provider of a
national market of paper recovery
facilities, paperboard mills and
paperboard converting plants,
Director

David W. Burke (68)	Corporate Director and Trustee		John F. Kennedy Library
Board Member (1985)			Foundation, Director
U.S.S. Constitution Museum,
Director

William Hodding Carter III	President and Chief Executive		Independent Sector, Director
(69)	Officer of the John S. and		The Century Foundation, Director
Board Member (1988)	James L. Knight Foundation;		The Enterprise Corporation of the
	(1998-present)		Delta, Director
Foundation of the Mid-South,
Director

Ehud Houminer (63)	Executive-in-Residence at the		Avnet Inc., an electronics distributor,
Board Member (1994)	Columbia	Business School,	Director;
	Columbia	University	International Advisory Board to the
	Principal of Lear, Yavitz and		MBA Program School of
	Associates, a management		Management, Ben Gurion
	consulting firm (1996 to		University, Chairman
	2001)		Explore Charter School, Brooklyn,
NY, Chairman

______________________

* None of the Board members are “interested persons” of the Fund, as defined in the 1940 Act.

Name (Age)	Principal Occupation	Other Board Memberships and
Position with Fund (Since)	During Past 5 Years	Affiliations

Richard C. Leone (64)	President of The Century	None
Board Member (1985)	Foundation (formerly The
Twentieth Century Fund,
Inc.), a tax exempt research
foundation engaged in the
study of economic, foreign
policy and domestic issues

Hans C. Mautner (66)	President-International Division	Capital and Regional PLC, a British
Board Member (1985)	and an Advisory Director of	co-investing real estate asset
	Simon Property Group, a real	manager, Director
	estate investment company,	Member-Board of Managers of:
	(1998 – present)	Mezzacapa Long/Short Fund
	Director and Vice Chairman of	LLC; Mezzacapa Multi-Strategy
	Simon Property Group (1998-	Fund LLC; Mezzacapa Multi-
	2003)	Strategy Plus Fund LLC
Chairman and Executive Officer
of Simon Global Limited
(1999-present)

Robin A. Pringle (40)	Senior Vice President of	None
Board Member (1995)	Mentor/National Mentoring
Partnership, a
national non-profit
organization that is leading
the movement to connect
America’s young people with
caring adult mentors.

John E. Zuccotti (67)	Chairman of Brookfield	None
Board Member (1984)	Financial Properties, Inc.

Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent auditors’ qualifications, independence and performance. The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund's investments. The Fund’s audit committee met six times and nominating committee met once during the fiscal year ended April 30, 2004. The compensation and pricing committees did not meet during the last fiscal year.

The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.

Aggregate Holding of Funds in the
Dreyfus Family of Funds for which
Name of Board Member	Fund	Responsible as a Board Member
Joseph S. DiMartino	None	Over $100,000
David W. Burke	None	Over $100,000
William Hodding Carter III	None	None
Ehud Houminer	None	Over $100,000
Richard C. Leone	None	Over $100,000
Hans C. Mautner	None	Over $100,000
Robin A. Pringle	$1- $10,000	$1- $10,000
John E. Zuccotti	None	Over $100,000

     The Fund typically pays its Board members its allocated portion of an annual retainer of $30,000 and a fee of $4,000 per meeting (with a minimum of $500 per meeting and telephone meeting) attended for the Fund and seven other funds (comprised of 11 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board members by the Fund for the fiscal year ended April 30, 2004, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) for the year ended December 31, 2003, was as follows:

		Total
		Compensation from
	Aggregate	the Fund and Fund
Name of Board	Compensation from	Complex Paid to
Member	the Fund*	Board Members(**)

Joseph S. DiMartino	$ 1,450	$800,306	(191)
David W. Burke	$ 1,256	$283,744	(84)
Hodding Carter, III	$ 1,256	$48,994	(11)
Ehud Houminer	$ 1,256	$94,494	(32)
Richard C. Leone	$ 1,256	$48,994	(11)
Hans C. Mautner	$ 1,159	$36,494	(11)
Robin A. Pringle	$ 1,244	$48,994	(11)

John E. Zuccotti	$ 1,256	$48,994	(11)

*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,764 for all Board members as a group.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

Officers of the Fund

STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios ) managed by the Manager. Mr. Canter also is a

Board member and, where applicable an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1998.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager.

He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President – Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 2017.

JAMES WINDELS, Treasurer since November 2001. Senior Treasury Manager of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

JOHN B. HAMMALIAN, Secretary since March 2000. Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000. Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000. Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

GREGORY S. GRUBER, Assistant Treasurer since August 2003. Senior Accounting Manager-Municipal Bond Funds of the Manager, and an officer of 30 investment companies (comprised of 59 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001. Mutual Fund Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised for 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the

Distributor since October 1998.

The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

The Fund's Board members and officers, as a group, owned less than 1% of the Fund's voting securities outstanding on August 4, 2004.

As of August 4, 2004, there are no shareholder’s known by the Fund to own of record 5% or more of the Fund's outstanding voting securities.

MANAGEMENT ARRANGEMENTS

     Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global Fund's financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

The Manager provides management services pursuant to the Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on not more than 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

In approving the current Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager; the investment management expertise of the Manager in respect of the Fund’s investment strategies; the personnel, resources and experience of the Manager; the Fund’s performance history and the management fees paid to the Manager relative to those of mutual funds with similar objectives, strategies and restrictions; the Manager’s costs of providing services under the Agreement; and ancillary benefits the Manager may receive from its relationship with the Fund.

The following persons are officers and/or directors of the Manager: Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O’Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Lisa A. Fox, Vice President-Human Resources; Mary Beth Leibig, Vice President-Human Resources;

Anthony Mayo, Vice President-Information Systems; Angela E. Price, Vice president; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Wendy H. Strutt, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

The Manager manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager.

The Manager’s Code of Ethics subjects its employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon’s Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and corporate meetings and any extraordinary expenses.

As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. For the fiscal years ended April 30, 2002, 2003, and 2004 the management fees payable by the Fund amounted to $932,939, $935,377, and $889,179, respectively, which amounts were reduced by $161,061, $160,937, and $140,481, respectively, pursuant to undertakings by the Manager, resulting in net fees paid by the Fund to the Manager $771,878, $774,440, and $748,698, respectively.

The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-½% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     The Bank of New York (the "Custodian"), One Wall Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

General. Fund shares are sold through the Distributor or certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents"), that have entered into service agreements with the Distributor.

     Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.

The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a Fund advised by the Manager, including members of the Fund’s Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. In addition, Service Agents and other third parties may receive payments from the Manager in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. You should consult your Service Agent in this regard.

Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value per share, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. For information regarding the methods employed in valuing Fund investments, see “Determination of Net Asset Value.”

Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

SERVICE PLAN

Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Effective November 1, 2004, the Fund's Board amended the previously adopted plan (the "Service Plan"), pursuant to which the Fund now reimburses the Distributor for expenses incurred in distributing Fund shares, servicing shareholder accounts ("Servicing") and advertising and marketing relating to the Fund, at a maximum aggregate annual rate of up to 0.20% of the value of the Fund's average daily net assets. Prior to November 1, 2004, the Service Plan provided for payments to be made at the aggregate annual rate of 0.20% of the value of the Fund’s average daily net assets. The Fund's Board believes that there is a reasonable likelihood that the Service Plan will benefit the Fund and its shareholders. The Distributor may pay one or more Service Agents a fee in respect of Fund shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The Distributor determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made.

The Fund bears the costs of preparing and printing prospectuses and statements of additional information used for regulatory purposes and for distribution to existing shareholders. Under the Service Plan, the Fund bears (i) the costs of preparing, printing and distributing prospectuses and statements of additional information used for other purposes, and (ii) the costs associated with implementing and operating the Service Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the Fund the greater of $100,000 or .005% of the value of the Fund's average daily net assets for such fiscal year.

A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Service Plan without shareholder approval and that other material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operations of the Service Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan and the related service agreements are subject to annual approval by vote of the Board members cast in person at a meeting called for the purpose of voting on the Service Plan. The Service Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any of the related service agreements or by vote of a majority of the Fund's shares. Any service agreement is terminable without penalty, at any time, by such vote of the Board members or upon 15 days' written notice by either party to such service agreement. Each service agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Service Plan, for the fiscal year ended April 30, 2004, the total amount paid by the Fund was $299,505, of which $296,393 was paid to the Distributor for payments made to Service Agents for distributing Fund shares and for Servicing. Also, $3,112 was paid for printing the Fund's prospectus and statement of additional information, as well as implementing and operating the Service Plan.

HOW TO REDEEM SHARES

     General. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset BuilderR and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will not honor checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire, telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Redemption Fee. The Fund will deduct a redemption fee equal to 0.10% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund. For the fiscal year ended April 30, 2004, the Fund retained $1,964 in redemption fees.

No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund’s Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor, (3) through accounts established by Service Agents approved by the Distributor that utilize the National Securities Clearing Corporation’s networking system, or (4) acquired through the reinvestment of dividends or capital gain distributions. The redemption fee may be waived, modified or terminated at any time.

Checkwriting Privilege. The Fund provides redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange on a given day, the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management LLC (“Founders”), an indirect subsidiary of the Manager, to the extent such shares are offered for sale in your state of residence. The Fund will deduct a redemption fee equal to 0.10% of the net asset value of Fund shares exchanged out of the Fund where the exchange is made less than 30 days after the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

     To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

To request an exchange, you or your Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing, by telephone, or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchanges. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting the Dreyfus.com website. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account.

Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Step Program. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

DETERMINATION OF NET ASSET VALUE

Valuation of Portfolio Securities. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. These procedures need not be used to determine the value of securities held by the Fund if, in the opinion of a committee appointed by the Fund’s Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fees (reduced by the expense limitation, if any) and fees pursuant to the Service Plan, are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

Subject to guidelines established by the Fund's Board, the Manager intends to retain in the Fund's portfolio Municipal Bonds which are insured under the Mutual Fund Insurance policy and which are in default or in significant risk of default in the payment of principal or interest until the default has been cured or the principal and interest are paid by the issuer or the insurer. In establishing fair value for these securities, the Fund's Board will give recognition to the value of the insurance feature as well as the market value of the securities. Absent any unusual or unforeseen circumstances, the Manager will recommend valuing these securities at the same price as similar securities of a minimum investment grade (i.e., rated Baa by Moody's or BBB by S&P or Fitch.)

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

PORTFOLIO TRANSACTIONS

Portfolio securities ordinarily are purchased from and sold to parties acting as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution is obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager’s opinion that the receipt and study of such services should not reduce the overall expenses of its research department.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Management believes that the Fund has qualified for treatment as a “regulated investment company” under the Code for the fiscal year ended April 30, 2004. The Fund intends to continue to so qualify, as applicable, if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out at least 90% of its net income (consisting of net investment income and net short-term capital gain), and must meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to federal income tax. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day following the date of purchase. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. The Fund’s earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption, after deduction of any fees. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption, after the deduction of any fees. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, as described herein. In addition, if a shareholder has not held the shares of a Fund for more than six months and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of certain market discount bonds will be treated as ordinary income or loss. In addition, all or a portion of the gain realized from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Gain or loss, if any, realized by the Fund from certain forward contracts and options transactions (“Section 1256 contracts”) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund.

Offsetting positions held by the Fund involving certain financial futures or forward contracts or options transactions may constitute “straddles”. To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute “mixed straddles”. The Fund may make one or more elections with respect to the treatment of “mixed straddles”, resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests (“appreciated financial position”) and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualifications as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

INFORMATION ABOUT THE FUND

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Fund shares have no preemptive, subscription or conversion rights and are freely transferable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. If Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor’s exchange privilege, with or without prior notice. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund. If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. While the Fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

The Fund sends annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, serves as independent auditors of the Fund.

APPENDIX

Rating Categories

Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note: The ratings ‘AA’, ‘A’ and ‘BBB’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'B'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

MIG/VMIG\U.S. short-term

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels\MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

Fitch

Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'